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                                                                    EXHIBIT 10.7

                             CARDIAC SCIENCE, INC.
                             1993 STOCK OPTION PLAN


1.   PURPOSE OF PLAN

The purpose of this 1993 Stock Option Plan (the "Plan") is to further the growth and development of Cardiac Science, Inc. (the "Company") by encouraging and enabling employees, including officer, and directors of, and consultants and advisors to, the Company to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to continue in the employ or service of the Company and to stimulate their efforts in promoting the growth, efficiency and profitability of the Company, and affording the Company a means of attracting to its service persons of outstanding quality.

2.   SHARES OF STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 12 hereof, an aggregate of 800,000 shares of common stock, par value $.001 per share, of the Company ("Common Stock") shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan. Such shares may be, in whole or in part, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine, authorized but unissued shares of issued shares which have been reacquired by the Company. If, for any reason, an option shall lapse, expire or terminate without having been exercised in full, these options shall (unless the Plan shall have been terminated) again be available for the purpose of the Plan.

3.   ADMINISTRATION

(a) The Board of Directors shall administer the Plan and, subject to Sections 3(c) and 3(d) hereof, and subject to the other express provisions of the Plan, shall have authority in its discretion to determine and designate from time to time, those persons eligible for a grant of options under the Plan, those persons to whom options are to be granted, the purchase price of the shares covered by each option, the time or times at which options shall be granted, and the manner in which said options are exercisable. In making such determination, the Board of Directors may take in to account the nature of the services rendered by the respective persons, their present and potential contributions to the Company's success and such other factors as the Board of Directors in its sole discretion shall deem relevant. Subject to the express provision of the Plan, the Board of Directors shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which options shall be evidenced, which shall not be inconsistent with the terms of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

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(b)  The Board of Directors may, at its discretion, in accordance with the provisions of the Company's By-Laws, by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, appoint from among its members a Stock Option Plan Committee (the "Committee"). Such Committee shall be composed of two or more directors and shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of options hereunder as are set forth above in Section 3(a), as the Board of Directors shall confer and delegate. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge, such Committee. The Committee shall select one of its members as its members as its Chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

(c) Any provision of the Plan to the contrary notwithstanding, options granted to eligible members of the Board o Directors pursuant to Section 3(d) hereof shall be automatic, without any discretion on the part of he Board of Directors or the Committee, as the case may be, with respect to the grantee, the number of shares of Common Stock subject to such options, the term of the options or the exercise price of the options.

(d) Throughout the term of the Plan, on the date of each Annual Meeting of the Shareholders of the Company (the "Annual Meeting Date"), each member of the Board of Directors shall be granted a Non-Incentive Stock Option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. For purposes of this Section 3, fair market value shall mean the closing bid price per share of the Company's Common Stock as quoted on the NASD Electronic Bulletin Board or NASDAQ on the trading day immediately preceding the date of grant, or, in the event that the Company's Common Stock is traded on an exchange, the closing price per share of the Company's Common Stock on such exchange on the trading day immediately preceding the date of grant. Such options shall be immediately exercisable and expire five
(5) years after the date of grant.

(e) No director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.   PERSONS TO WHOM SHARES MAY BE GRANTED

Subject to Section 3(d) hereof, options may be granted to persons who are, at the time of the grant, employees, including officers, or directors of, or consultants or advisors to, the Company or any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), and herein referred to as "Subsidiary"), including part-time employees, as the Board of Directors (or Committee) shall select from time to time from among those nominated by the Board of Directors (or Committee). In addition, for purposes of this Plan, options may only be granted to those consultants and advisors who shall render bona fide services

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to the Company and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. Subject to the provisions hereinafter set forth, options granted under the Plan shall be designated either
(i) "Incentive Stock Options" (which term, as used herein, shall mean options intended to be "incentive stock options" within the meaning of Section 422 of the Code) or (ii) "Non-Incentive Stock Option" (which term as used herein, shall mean options not intended to be "incentive stock options" within the meaning of
Section 422 of the Code). Each option granted to a person who is not an "employee" (within the meaning of Section 422 of the Code) of the Company or a Subsidiary on the date of the grant shall be designated a Non-Incentive Stock Option. Subject to Section 3(c) hereof, the Board of Directors (or Committee) may grant, at any time, new options to a person who has previously received options whether such prior options are still outstanding, have previously been exercised in whole or in part, have expired, or are canceled in connection with the issuance of new options. The purchase price of the new options may be established by the Board of Directors (or Committee) without regard to the existing option price.

5.   OPTION PRICE

(a) Subject to Section 3(c) hereof, the purchase price of the Common Stock underlying each option shall be determined by the Board of Directors (or Committee), which determination shall be final, binding and conclusive; provided, however, that in no event shall the purchase price for Incentive Stock Options be less than 100% (110% in the case of optionee who own more that 10% of the voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date the option is granted. The purchase price for Non-Incentive Stock Options may be less than 100% of the fair market value of the Common Stock on the date the option is granted. In determining such fair market value, the Board of Directors (or Committee) shall consider (i) the average between the highest and lowest selling prices of the Common Stock on the date on which the option is granted (if such Common Stock is listed on a national securities exchange); (ii) the closing bid prices as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock on the date of grant (if such Common Stock is not listed on such an exchange); and (iii) such other factors as the Board of Directors (or Committee) shall deem appropriate or which may be relevant under applicable federal tax laws and Internal Revenue rules and regulations. For purposes of the Plan, the date of grant of any option shall be the date on which the Board of Directors (or Committee) shall be resolution duly authorize such option.

(b) Nothwithstanding any other provisions herein contained, the aggregate fair market value (as defined above), determined at the time the Incentive Stock Options are granted, of the Common Stock with respect to which such Incentive Stock Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. Non-Incentive Stock Options shall not be subject to the limitations of this paragraph 5(b).

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6.   EXERCISE OF OPTIONS

(a) Subject to the provisions set forth in Sections 9, 10, and 11 hereof, no option shall be exercisable unless the holder thereof shall have been an employee, including officer, or director of the Company and/or a Subsidiary from the date of the granting of the option until the date of exercise. This provision shall not be applicable to Non-Incentive Options granted to consultants or advisors of the Company.


(b) The number of shares which are issued pursuant to the exercise of an option shall be charged against the maximum limitations on shares set forth in Section 2 hereof.

(c) The exercise of an option shall be made contingent upon receipt by the Company from the holder thereof of (i) a written representation and acknowledgment that at the time of such exercise it is his then present intention to acquire the option shares for investment and not with a view to distribution or resale thereof, that he knows that the Company is not obligated to register the shares and that the shares may be to be held indefinitely unless an exemption from the registration requirements of the Securities Act of 1933, as amended, is available or the Company has registered the shares underlying the options, that the Company may place a legend on the certificate(s) evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration and (ii) cash, or a check to its order, for the purchase price of such shares.

(d) The holder of an option shall have none of the rights of a stockholder with respect to shares subject to the option until a certificate for such shares has been issued to him upon the due exercise of the option.

(e) Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an employee, officer, director, consultant or advisor, as the case may be, has a right to continue in such position for any period of time or at any particular rate of compensation.

7.   TERM OF OPTIONS

Subject to Section 3(c) hereof, the period during which each option granted hereunder shall be exercisable shall be determined by the Board of Directors (or Committee); provided, however, that no option shall be exercisable for a period exceeding ten (10) years (five (5) years in the case of optionee who own more than 10% of the voting power of all classes of the stock of the Company) from the date the options are granted.

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8.   NON-TRANSFERABILITY OF OPTIONS

No option granted pursuant to this Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge or otherwise transferable except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code ("QDRO"), or Title I of the Employee Retirement Income Security Act, or the rules thereunder ("ERISA"), and an option shall be exercisable during the lifetime of the holder thereof only by such holder or pursuant to a QDRO or ERISA.

9.   TERMINATION OF SERVICES

In the event that an employee or any other person to whom an option has been granted under the Plan shall cease to be an employee, officer or director of the Company or a Subsidiary, by reason of a termination of such relationship other than by reason of death, disability or retirement at age 65, the option granted to such employee or other person shall terminate, lapse and expire 90 days from the date of such termination. So long as the holder of an option shall continue to be in the employ, or continue to be a director, of the Company or one or more of its Subsidiaries, such holder's option shall not be affected by any change of duties or position. Absence on leave approved by the employing corporation shall not be considered an interruption of employment for any purpose under the Plan. The granting of an option in any year shall not give the holder of the option any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate such holder's employment or services at any time.

10.  RETIREMENT OR DISABILITY OF HOLDER OF OPTION

If any employee, officer or director to whom an option has been granted under the Plan shall cease to be an employee, officer or director of the Company or a Subsidiary, by reason of disability or retirement at age 65, such holder may exercise such option at any time prior to the expiration date of the option or within three months (one year in the case of termination by reason of disability) after the date of termination for such cause, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination.

11.  DEATH OF HOLDER OF OPTION

If any employee, officer or director to whom an option has been granted under the Plan shall cease to be ban employee, officer or director of the Company or a Subsidiary, by reason of death, or such holder of an option shall die within three months after termination by reason of retirement at age 65, the option may be exercised by the person or persons to whom the optionee's rights under the option are transferred by will or by laws of descent and distribution at any time prior to the expiration date of the option or within three months from the

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date of death, whichever is earlier, but only to the extent the holder of the option had the right to exercise such option on the date of such termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

If the shares of Common Stock outstanding are changed in number, kind or class by reason of a stock split, combination, merger, consolidation, reorganization, reclassification, exchange or any capital adjustment, including a stock dividend, or if any distribution is made to shareholders other than a cash dividend, then (i) the aggregate number and class of shares that may be issued or transferred pursuant to Section 2, (ii) the number and class of shares which are issuable under outstanding options, and (iii) the purchase price to be paid per share under outstanding options, shall be adjusted as hereinafter provided. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization or consolidation elected to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger or consolidation, to exercise the option in whole or in part.
Adjustments under this Section 12 shall be made in a proportionate and equitable manner by the Board of Directors (or Committee), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. In the event that a fraction of a shares results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the option adjusted accordingly. The granting of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13.  VESTING OF RIGHTS UNDER OPTIONS

Nothing contained in this plan or in any resolution adopted or to be adopted by the Board of Directors (or Committee) or the shareholders of the Company shall constitute the vesting of any rights under any option. The vesting of such rights shall take place only when a written agreement shall be duly executed and delivered by and on behalf of the Company to the person to whom the option shall be granted.

14.  RIGHTS AS A SHAREHOLDER

A holder of an option shall have no rights of a shareholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him for such shares.

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15.  TERMINATION AND AMENDMENT

The Board of Directors may, at any time, terminate or suspend this plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that no termination, modification or amendment shall adversely affect the rights of a holder of an option previously granted under the Plan; and, provided further, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, in no event shall the provisions of the Plan be amended more than once every six
(6) months other than to comport with changes in the Code, ERISA or rules promulgated by the Securities and Exchange Commission; and provided further, that if required to qualify the Plan under Rule 16b-3, no amendment that would
(a) materially increase the number of shares that may be issued under the Plan,
(b) materially modify the requirements of eligibility for participation in the Plan, or (c) otherwise materially increase the benefits necessary to participants under the Plan, shall be made without the approval of the shareholders of the Company.

16.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the holder thereof, alter or impair any rights or obligations under any option theretofore granted under the Plan.

17.  INDEMNIFICATION

In addition to such other rights of indemnification as they may have as member of the Board of Directors (or Committee) the members of the Board of Directors (or Committee) administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

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18.  EFFECTIVE DATE

The Plan shall become effective on May 20, 1993, upon its approval by the holders of all outstanding shares of Common Stock of the Company entitled to vote thereon and shall terminate on May 30, 2003, and no option may be granted under the Plan thereafter, but such termination shall not effect any option theretofore granted.

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